UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007

FUSHI INTERNATIONAL, INC.
(Exact name of Registrant as specified in charter)

Nevada	0-19276	13-3140715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Shuang Qiang Road, Jinzhou, Dalian, People’s Republic of China	116100
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (011)-86-411-8770-3333

_____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act(17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 8.01.	Other Events

On November 14, 2007 Fushi International, Inc. issued a press release annexed hereto as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
99.1 Press Release, dated November 14, 2007, issued by Fushi International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSHI INTERNATIONAL, INC.

Dated: November 14, 2007	By:	/s/ Chris Wenbing Wang
Chris Wenbing Wang Chief Financial Officer